UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 18, 2023

Home Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Louisiana	001-34190	71-1051785
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

503 Kaliste Saloom Road, Lafayette, Louisiana	70508
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(337) 237-1960

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock	HBCP	Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition

On October 18, 2023, the Registrant announced its results of operations for the quarter ended September 30, 2023. A copy of the related press release (the "Press Release") is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein. The Press Release attached hereto is being furnished to the SEC and shall not be deemed "filed" for any purpose except as otherwise provided herein.

Item 7.01	Regulation FD Disclosure

On October 18, 2023, the Registrant announced that its Board of Directors approved a new share repurchase program (the "2023 Repurchase Plan"). Under the 2023 Repurchase Plan, the Company may purchase up to 405,000 shares, or approximately 5%, of the Company's outstanding common stock. The shares may be purchased in the open market or in privately-negotiated transactions from time to time depending upon market conditions and other factors.

For additional information, reference is made to the Press Release attached hereto as Exhibit 99.1 and incorporated by reference herein. The Press Release attached hereto as an exhibit is being furnished to the SEC and shall not be deemed to be “filed” for any purpose except as otherwise provided herein.

On October 18, 2023, the Registrant made available the supplemental information attached as Exhibit 99.2 prepared for use with the press release.

The investor presentation attached hereto as Exhibit 99.2 and incorporated herein by reference is being furnished pursuant to this Item 7.01 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to this Current Report on Form 8-K.

Item 8.01	Other Events

On October 18, 2023, the Registrant announced that its Board of Directors declared a quarterly cash dividend on shares of its common stock of $0.25 per share. The cash dividend will be paid on November 9, 2023 to shareholders of record at the close of business on October 30, 2023.

Item 9.01	Financial Statements and Exhibits

(a)Not applicable.
(b)Not applicable.
(c)Not applicable.
(d)Exhibits

The following exhibit is filed herewith.

Exhibit Number	Description
99.1	Press Release - Results of Operations and Financial Condition, dated October 18, 2023
99.2	Home Bancorp, Inc. Investor Presentation - Q3 2023 Results
104	The cover page of Home Bancorp Inc.'s Form 8-K is formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOME BANCORP, INC.

Date: October 18, 2023	By:	/s/ John W. Bordelon
John W. Bordelon
Chairman of the Board, President and Chief Executive Officer